EXHIBIT 99.1

TIME SHARING AGREEMENT

     This Time Sharing Agreement (the “Agreement”), is made and entered into as of
_________
, 2007, by and between Lyondell Chemical Company, a Delaware corporation, with its principal offices at 1221 McKinney Street, Suite 700, Houston, Texas 77010 (“Lyondell”), and
__________
(“Employee”).

WITNESSETH:

     WHEREAS, Lyondell leases from CFS Air, LLC (“CFS”) a certain Dassault Falcon, Model 2000 aircraft, manufacturer's serial number 0188, bearing the United States Registration Number N317M (the “Aircraft”);

     WHEREAS, Executive Jet Management (“EJM”) manages and maintains the Aircraft for the benefit of the Lyondell, including providing a fully qualified flight crew to operate the Aircraft; and

     WHEREAS, Lyondell desires to periodically lease said Aircraft with flight crew to Employee and Employee desires to periodically lease said Aircraft and flight crew from Lyondell on a time sharing basis pursuant to Section 91.501(c)(1) of the Federal Aviation Regulations (“FARs”).

     NOW THEREFORE, Lyondell and Employee declaring their intention to enter into and be bound by this Agreement, and for the good and valuable consideration set forth below, hereby covenant and agree as follows:

1. Subject to the terms and conditions of this Agreement, Lyondell agrees to periodically lease the Aircraft to Employee for Employee’s personal travel pursuant to the provisions of FAR Section 91.501(c)(1) and to provide a fully qualified flight crew for all operations of the Aircraft, all on an as available, as needed, non-continuous, non-exclusive basis commencing on the first date set forth hereinabove and continuing unless and until terminated. Either party may terminate this Agreement by giving thirty (30) days written notice to the other party. This Agreement will terminate if Employee’s employment with or services as an employee of Lyondell terminates.

2. Employee shall pay Lyondell for each flight conducted under this Agreement the lesser of: a. the product of the number of estimated incremental flight hours for the flight as provided by EJM on the applicable flight passenger manifest, multiplied by the per-hour variable costs for the Aircraft as determined by Lyondell, plus incremental expenses such as travel expenses of the crew and in-flight food and beverages; or, b. the actual expenses of each specific flight, as authorized by FAR Section 91.501(d), including the actual expense of any “deadhead” flights made for Employee, as authorized by FAR Section 91.501(d). The expenses authorized by FAR Section 91.501(d) include:

i.	fuel, oil, lubricants, and other additives;

ii.	travel expenses of the crew, including food, lodging and ground transportation;

iii. hangar and tie down costs away from the aircraft’s base of operation;

iv. insurance obtained for the specific flight;

v. landing fees, airport taxes and similar assessments; vi. customs, foreign permit, and similar fees directly related to the flight;

vii. in-flight food and beverages; viii. passenger ground transportation;

ix. flight planning and weather contract services; and x. an additional charge equal to 100% of the expenses listed in subparagraph (i) above.

3. Lyondell will pay all expenses related to the operation of the Aircraft when incurred, and will provide an invoice to and bill Employee for the amount determined in accordance with paragraph 2 hereof within sixty (60) days of any flight or flights for the account of Employee. Employee shall pay Lyondell said amount within thirty (30) days of receipt of the invoice.

4. Employee shall include with each payment any federal transportation excise tax due with respect to such payment, and Lyondell shall be responsible for collecting, reporting and remitting such tax to the U.S. Internal Revenue Service.

5. Employee acknowledges that during the term of this Agreement the Aircraft will be subject to use by Lyondell, including the leasing, if any, thereof to other of Lyondell’s employees under time sharing arrangements with terms similar to this Agreement. If Employee and another such person lease the Aircraft for the same flight segment, the charges for that segment shall be allocated between or among them on a pro-rata basis and the total charge for the flight shall not exceed the payment described under paragraph 2 hereof.

6. To the extent the amount paid by Employee under paragraph 2 hereof for a flight is less than the amount of income required to be imputed for such flight under the provisions of the Internal Revenue Code of 1986 (and as thereafter amended) applicable to personal use of corporate aircraft, the Employee will be imputed income for said difference.

7. Employee will provide Lyondell with requests for flight time and proposed flight schedules as far in advance of any given flight as possible. Requests for flight time and proposed flight schedules shall be made in compliance with Lyondell's scheduling procedures. In addition to proposed schedules and flight times, Employee shall provide at least the following information for each proposed flight at some time prior to scheduled departure as required by Lyondell or Lyondell's flight crew:

a.	proposed departure point;

b.	destination;

c.	date and time of flight;

d.	the number and name(s) of all anticipated passengers;

e.	the nature and extent of unusual luggage and/or cargo to be carried, if any;

f.	the date and time of a return flight, if any; and

g.	any other information concerning the proposed flight that may be pertinent or required by Lyondell or Lyondell’s flight crew.

8. Lyondell shall pay all expenses related to the leasing of the Aircraft from CFS and the operation of the Aircraft and shall engage, pay for and provide to Employee a qualified flight crew for each flight undertaken under this Agreement through EJM.

9. Lyondell shall be responsible for contracting for maintenance, preventive maintenance and required or otherwise necessary inspections on the Aircraft, and shall take such requirements into account in scheduling the Aircraft. No period of maintenance, preventive maintenance or inspection shall be delayed or postponed for the purpose of scheduling the Aircraft, unless said maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, with EJM’s established policies for such managed aircraft and within the sound discretion of the pilot in command. The pilot in command shall have final and complete authority to cancel any flight for any reason or condition which in the pilot’s judgment would compromise the safety of the flight.

10. In accordance with applicable FARs, the flight crew will exercise all of its duties and responsibilities in regard to the safety of each flight conducted hereunder. Employee specifically agrees that the pilot in command, in the pilot’s sole discretion, may terminate any flight, refuse to commence any flight, or take other action which in the considered judgment of the pilot in command is necessitated by considerations of safety. The parties agree that Lyondell shall not be liable for delay or failure to furnish the Aircraft and/or a crew member pursuant to this Agreement when such failure is caused by government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, or acts of God.

11.	Lyondell and Employee agree with respect to the following indemnification provisions: a. Lyondell hereby indemnifies Employee and agrees to hold harmless Employee from and against any liabilities, obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, costs, expenses and disbursements (“Losses”) imposed on, incurred by or asserted against Employee arising out of or resulting from the lease, maintenance, repair, possession, use, operation, condition, or other disposition or application of the Aircraft. Lyondell’s obligation to indemnify Employee under this paragraph 11 shall not, however, extend to any Loss (i) resulting from the willful misconduct or gross negligence of Employee, (ii) to the extent such Loss is a direct result of any failure of Employee to comply with any covenants required to be performed or observed by Employee under this Agreement, or (iii) to the extent such Loss is a direct result of any breach by Employee of any of Employee’s warranties or representations contained in this Agreement. b. Employee hereby indemnifies Lyondell and agrees to hold harmless Lyondell from and against any Losses imposed on, incurred by or asserted against Lyondell (i) arising out of or resulting from the willful misconduct or gross negligence of Employee, (ii) to the extent such Loss is a direct result of any failure of Employee to comply with any covenants required to be performed or observed by Employee, or (iii) to the extent such Loss is a direct result of any breach by Employee of any of Employee’s warranties or representations contained in this Agreement. c. Lyondell and Employee agree that in the event either party shall be liable to the other for any reason under this Agreement, that under no circumstances shall the damaged party be entitled to any special or consequential damages, including but not limited to damages for lost profits.

12. The risk of loss during the period when any Aircraft is operated on behalf of Employee under this Agreement shall remain with Lyondell, and Lyondell will retain all rights and benefits with respect to the proceeds payable under policies of hull insurance maintained by Lyondell that may be payable as a result of any incident or occurrence while an Aircraft is being operated on behalf of Employee under this Agreement. Employee shall be named as an additional insured on liability insurance policies maintained by Lyondell on the Aircraft with respect to flights conducted pursuant to this Agreement. The liability insurance policies on which Employee is named an additional insured shall provide that as to Employee coverage shall not be invalidated or adversely affected by any action or inaction, omission or misrepresentation by Lyondell or any other person (other than Employee). Any hull insurance policies maintained by Lyondell on any Aircraft used by Employee under this Agreement shall include a waiver of any rights of subrogation of the insurers against Employee. Lyondell will provide such additional insurance coverage as Employee shall request or require, provided, however, that the cost of such additional insurance shall be borne by Employee as set forth in paragraph 2 hereof.

13.	Employee warrants that for all use of the Aircraft pursuant to this Agreement: a. Employee will use the Aircraft for and on account of Employee’s own personal business or pleasure only, and will not use the Aircraft for the purposes of providing transportation for passengers or cargo in air commerce for compensation or hire; b. Employee shall refrain from incurring any mechanics or other lien in connection with inspection, preventative maintenance, maintenance or storage of the Aircraft, whether permissible or impermissible under this Agreement, and Employee shall not attempt to convey, mortgage, assign, lease or any way alienate the Aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; and c. During the term of this Agreement, Employee will abide by and conform (and will cause any passengers in Employee’s party to abide by and conform) to all such laws, governmental and airport orders, rules and regulations, and directives of the pilot in charge as shall from time to time be in effect relating in any way to the operation and use of the Aircraft.

14. For purposes of this Agreement, the permanent base of operations of the Aircraft shall be William P. Hobby Airport, Houston, Texas.

15. Employee hereby acknowledges and agrees that all rights of Employee under this Agreement with respect to the Aircraft are and will be subject and expressly subordinate to the terms and conditions contained in that Aircraft Lease Agreement, dated June 9, 2006, by and between Lyondell and CFS and the rights of CFS contained therein. CFS shall be a third party beneficiary hereof and no amendments hereto may be made without CFS’s prior written consent. Notwithstanding anything to the contrary contained herein, the Agreement shall terminate, or be cancelled, at the option of CFS, upon written notice to Employee upon the occurrence of an Event of Default, as such term is defined in the Aircraft Lease Agreement.

16. Neither this Agreement nor any party's interest herein shall be assignable to any other party except by written agreement, signed by all parties hereto. Notwithstanding the foregoing, this Agreement is recognized as personal to the Employee herein and may not be assigned by Employee by any means. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, representatives, successors and assigns as permitted hereunder.

17. Nothing herein shall be construed to create a partnership, joint venture, franchise, employer-employee relationship, or any relationship of principal and agent.

18. This Agreement constitutes the entire agreement between the parties with respect to the time share of the Aircraft as set forth herein, and there are no representations, warranties,

conditions, covenants, or agreements other than as set forth expressly herein. Any changes or modifications to this Agreement must be in writing and signed by authorized representatives of both parties. This Agreement may be executed in counterparts, which shall, singly or in the aggregate, constitute a fully executed and binding agreement.

19. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (excluding the conflicts of law rules thereof).

20. If any one or more of the provisions of the Agreement shall be held invalid, illegal, or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal, or unenforceable provision shall be replaced by a mutually acceptable provision, which, being valid, legal, and enforceable, comes closest to the intention of the parties underlying the invalid, illegal, or unenforceable provision. To the extent permitted by applicable law, the parties hereby waive any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

21. EXCEPT AS PROVIDED IN PARAGRAPH 23, NEITHER LYONDELL (NOR ITS AFFILIATES) MAKES, HAS MADE OR SHALL BE DEEMED TO MAKE OR HAVE MADE, AND LYONDELL (FOR ITSELF AND ITS AFFILIATES) HEREBY DISCLAIMS, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO ANY AIRCRAFT TO BE USED HEREUNDER OR ANY ENGINE OR COMPONENT THEREOF INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY

PURPOSE, USE OR OPERATION, AIRWORTHINESS, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT OR TITLE.

22. All notices hereunder shall be delivered by hand, e-mail (with subsequent confirmation by another notice means allowed under this Agreement), sent by reputable guaranteed overnight delivery service, or sent by first-class United States mail, certified postage prepaid, return receipt requested. Notice shall be deemed given when delivered or sent in the manner provided herein:

If to Lyondell	If to Employee
Lyondell Chemical Company
1221 McKinney Street, Suite 700	1221 McKinney Street, Suite 700
Houston, Texas 77010	Houston, Texas 77010
Attn: Vice President,
Tax & Real Estate

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23. TRUTH IN LEASING STATEMENT UNDER SECTION 91.23 (FORMERLY 91.54) OF THE FEDERAL AVIATION REGULATIONS. a. LYONDELL HEREBY CERTIFIES THAT THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS OF FEDERAL AVIATION REGULATIONS PART 91 AND ALL APPLICABLE REQUIREMENTS FOR THE MAINTENANCE AND INSPECTION THEREUNDER HAVE BEEN MET. b. LYONDELL AGREES, CERTIFIES AND KNOWINGLY ACKNOWLEDGES THAT WHEN THE AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, IT SHALL BE RESPONSIBLE FOR “OPERATIONAL CONTROL” OF THE AIRCRAFT, AS SUCH TERM IS DEFINED IN SECTION 1.1 OF THE FEDERAL AVIATION REGULATIONS. c. THE PARTIES UNDERSTAND THAT AN EXPLANATION OF FACTORS AND PERTINENT FEDERAL AVIATION REGULATIONS BEARING ON OPERATIONAL CONTROL CAN BE OBTAINED FROM THE LOCAL FLIGHT STANDARDS DISTRICT OFFICE. d. LYONDELL FURTHER CERTIFIES THAT IT WILL SEND A TRUE COPY OF THIS EXECUTED AGREEMENT TO:

Federal Aviation Administration, Aircraft Registration Branch ATTN: Technical Section P. O. BOX 25724 OKLAHOMA CITY, OKLAHOMA, 73125,

WITHIN 24 HOURS OF ITS EXECUTION, AS PROVIDED BY FEDERAL AVIATION REGULATIONS SECTION 91.23(c)(1).

IN WITNESS WHEREOF, the parties hereto have caused the signatures of their authorized representatives to be affixed below on the date written opposite their signatures. The persons signing below warrant their authority to sign.

Lyondell Chemical Company	(Lyondell)		(Employee)
By:

Name:		Date:

Title:

Date:

A copy of this Agreement must be carried in the Aircraft while being operated hereunder.

1. Mail a copy of the agreement to the following address via certified mail, return receipt requested, immediately upon execution of the Agreement (14 C.F.R. 91.23 requires that the copy be sent within twenty-four hours after it is signed):

Federal Aviation Administration Aircraft Registration Branch ATTN: Technical Section P.O. Box 25724 Oklahoma City, Oklahoma 73125

2. Telephone or fax the nearest Flight Standards District Office at least forty-eight hours prior to the first flight made under this Agreement.

3. Carry a copy of the Agreement in the Aircraft at all times when the Aircraft is being operated under the Agreement.